UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2017

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Eric L. McRae of Sedgwick County, Kansas (“McRae”) has filed a complaint against Tautachrome, Inc. (“Tautachrome”) in the United States District Court for the District of Kansas asserting a claim that Tautachrome breached a written agreement for the employment of McRae and seeking an award of damages in excess of $75,000.

It is Tautachrome’s policy to not disclose or discuss matters pertaining to pending or active litigation. Rather, Tautachrome will apprise investors and update the market periodically through disclosure in its quarterly financial reports, as filed. Tautachrome refutes each and every allegation made by McRae in the complaint and intends to vigorously defend against it.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: October 24, 2017	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO

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